SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 March 23, 2004

                               eMagin Corporation
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             (Exact name of registrant as specified in its charter)



       Delaware                          000-24757               56-1764501
--------------------------------  -----------------------    -----------------
 (State or Other Jurisdiction of  (Commission File Number) (I.R.S. Employer
       Incorporation)                                        Identification
                                                                 Number)


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                2070 Route 52, Hopewell Junction, New York   12533
               (Address of principal executive offices)     (zip code)

                                 (845) 892-1900
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              (Registrant's telephone number, including area code)


ITEM 5.  OTHER EVENTS.

          On March 23, 2004 eMagin Corporation ("eMagin" or the "Company") held an earnings call to discuss the preliminary 2003 year end results. The Company has attached as Exhibit 99.1 a script of this conference call. In addition, the Company issued a press release on March 24, 2004 announcing the earnings call described above which is also attached hereto as Exhibit 99.2.



ITEM 7. EXHIBITS.

Exhibit
Number        Description

99.1       Earnings Call Script.

99.2       Press Release of the Company dated March 24, 2004,
            announcing  the March 23, 2004 earnings call.

                                   SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  EMAGIN CORPORATION



Dated: March 24, 2004              By:  /s/ Gary W. Jones
                                   ------------------
                                   Name: Gary W. Jones
                                   Title: President and Chief Executive Officer